UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

PREMIER FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

First Defiance Financial Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PFC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment; Second Amended and Restated Articles of Incorporation

On and effective June 19, 2020, Premier Financial Corp. (formerly known as First Defiance Financial Corp.) (the “Company”) changed its name to “Premier Financial Corp.” (the “Name Change”) by filing a certificate of amendment (the “Certificate of Amendment”) amending and restating the Company’s Amended and Restated Articles of Incorporation (the “Second Amended and Restated Articles”), with the Secretary of State of the State of Ohio. The Certificate of Amendment was approved by the Company’s Board of Directors pursuant to Ohio Revised Code 1701.70(B)(6). The foregoing descriptions of the Certificate of Amendment and the Second Amended and Restated Articles are qualified in their entirety by reference to copies of the full text of the Certificate of Amendment and Second Amended and Restated Articles, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Trading Symbol and Website

In connection with its name change, at the opening of trading on June 22, 2020, the Company’s common shares began trading on The NASDAQ Stock Market under its new ticker symbol “PFC” and ceased trading under the ticker symbol “FDEF.” Also in connection with the name change, effective as of June 22, 2020, the corporate website of the Company can be found at www.PremierFinCorp.com.

Second Amended and Restated Code of Regulations

In connection with the Name Change, the Company’s Board of Directors also approved an amendment and restatement of the Company’s Amended and Restated Code of Regulations, as amended (the “Second Amended and Restated Code of Regulations”) to reflect the Name Change. The foregoing description of the Second Amended and Restated Code is qualified in its entirety by reference to the full text of the Second Amended and Restated Code of Regulations, which is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of Premier Financial Corp. (formerly known as First Defiance Financial Corp.), effective June 19, 2020 (filed herewith)

3.2	Second Amended and Restated Articles of Incorporation of Premier Financial Corp., effective June 19, 2020 (filed herewith)

3.3	Second Amended and Restated Code of Regulations of Premier Financial Corp., effective June 19, 2020 (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PREMIER FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Chief Executive Officer

Date: June 22, 2020

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